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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            February 21, 2000
                                                         -----------------------

                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
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               (Exact Name of Registrant as Specified in Charter)

          Bermuda                    0-24796                Not Applicable
          -------                    -------                --------------
      (State or Other        (Commission File Number)        (IRS Employer
       Jurisdiction                                       Identification No.)
     of Incorporation)

      Clarendon House, Church Street, Hamilton              HM CX Bermuda
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      (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code    (441) 296-1431
                                                     --------------------


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report



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Item 5.           Other Events.



Attached is a Press Release issued by Registrant on February 22, 2000 (the "Press Release").



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Exhibits

99.1 Press Release of Central European Media Enterprises Ltd., dated February 22, 2000.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Central European Media Enterprises Ltd.
                                    (Registrant)


Dated:  February 25, 2000           By:   /s/ Fred T. Klinkhammer
                                       --------------------------
                                         Fred T. Klinkhammer

                                    Title:  President and Chief Executive
                                            Officer

                                    (Duly Authorized Officer)



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